UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 29, 2004
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2004-10 Mortgage Pass-Through Certificates, Series 2004-10)
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             (Exact name of registrant as specified in its charter)


         Delaware               333-106982-43              06-1204982
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     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On September 29, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2004-10 Mortgage Pass-Through Certificates, Series 2004-10, Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class A-LR, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004, among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, trust administrator and custodian, JPMorgan Chase Bank, as trustee, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2004-10 Mortgage Pass-Through Certificates, Series 2004-10, Class B-4, Class B-5, Class B-6 and Class P certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 9.01.    Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of September 1, 2004, among Mortgage Asset Securitization
                                          Transactions, Inc., UBS Real Estate
                                          Securities Inc., Wells Fargo Bank,
                                          National Association, and JPMorgan
                                          Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


October 7, 2004

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Director

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                E
                        dated as of September 1, 2004, among
                        Mortgage Asset Securitization
                        Transactions, Inc., UBS Real Estate
                        Securities Inc., Wells Fargo Bank,
                        National Association and JPMorgan
                        Chase Bank.